                         SCHEDULE 14A
                        (RULE 14a-101)
           INFORMATION REQUIRED IN PROXY STATEMENT

                     SCHEDULE 14A INFORMATION
  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
              EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant   [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement          [ ]  Confidential, for
[x]  Definitive Proxy Statement                Use of the
[ ]  Definitive Additional Materials           Commission Only
[ ]  Soliciting Material Pursuant to           (as permitted by
     Rule 14a-11(c) or Rule 14a-12             Rule 4a-6(e)(2))

                     COOPERATIVE BANKSHARES, INC.
----------------------------------------------------------------
          (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the
                           Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

          ------------------------------------------------------

     2. Aggregate number of securities to which transaction applies:

          ------------------------------------------------------

     3. Per unit price or other underlying value of trans-action computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ------------------------------------------------------

     4.   Proposed maximum aggregate value of transaction:

          ------------------------------------------------------

     5.   Total Fee Paid:

          ------------------------------------------------------

[ ]  Fee paid previously with preliminary materials:
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:

          ------------------------------------------------------

     2.   Form, Schedule or Registration Statement No.:

          ------------------------------------------------------

     3    Filing Party:

          ------------------------------------------------------

     4.   Date Filed:

          ------------------------------------------------------

                    March 22, 1999




Dear Stockholder:

     We invite you to attend the Annual Meeting of Stockholders of Cooperative Bankshares, Inc. (the "Company") to be held at The Howard Johnson Plaza Hotel, 5032 Market Street, Wilmington,
North Carolina, on Friday, April 30,  1999 at 11:00 a.m.

     The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company. Directors and officers of the Company as well as representatives of PriceWaterhouseCoopers L.L.P., the Company's independent auditors, will be present to respond to any questions the stockholders may have.

     ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own.

                              Sincerely,

                              /s/ Frederick Willetts, III

                              Frederick Willetts, III
                              President and Chief
                                Executive Officer

----------------------------------------------------------------

                     COOPERATIVE BANKSHARES, INC.
                         201 MARKET STREET
                 WILMINGTON, NORTH CAROLINA  28401
                          (910) 343-0181

----------------------------------------------------------------
              NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON APRIL 30, 1999
----------------------------------------------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of
Stockholders (the "Meeting") of Cooperative Bankshares, Inc.
(the "Company") will be held at The Howard Johnson Plaza Hotel,
5032 Market Street, Wilmington, North Carolina, on Friday, April
30, 1999 at 11:00 a.m.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1. The election of three directors of the Company for three year terms; and

          2. The transaction of such other matters as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on any of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record at the close of business on March 10, 1999 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to fill in and sign the enclosed form of proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Daniel W. Eller

                              Daniel W. Eller
                              Secretary

Wilmington, North Carolina
March 22, 1999

----------------------------------------------------------------
IMPORTANT:  THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY
THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A
QUORUM.  A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR
CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED
STATES.
----------------------------------------------------------------

----------------------------------------------------------------
                         PROXY STATEMENT
                              OF
                   COOPERATIVE BANKSHARES, INC.
                        201 MARKET STREET
                  WILMINGTON, NORTH CAROLINA  28401

                 ANNUAL MEETING OF STOCKHOLDERS
                          APRIL 30, 1999
----------------------------------------------------------------

----------------------------------------------------------------
                            GENERAL
----------------------------------------------------------------
     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Cooperative Bankshares, Inc. (the "Company"), holding company for Cooperative Bank for Savings, Inc., SSB ("Cooperative Bank") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at The Howard Johnson Plaza Hotel, 5032 Market Street, Wilmington, North Carolina, on Friday, April 30, 1999 at 11:00 a.m.
The accompanying Notice of Annual Meeting and this Proxy Statement are being first mailed to stockholders on or about March 22, 1999.

----------------------------------------------------------------
               VOTING AND REVOCABILITY OF PROXIES
----------------------------------------------------------------

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW. The Bylaws of the Company provide that in the absence of stockholder direction, a stockholder's proxy shall be voted as determined by a majority of the Board of Directors. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Meeting.

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice to Daniel W. Eller, Secretary of the Company, at the address shown above, by filing of a later dated proxy prior to a vote being taken on a particular proposal at the Meeting, or by attending the Meeting and voting in person.

----------------------------------------------------------------
          VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
----------------------------------------------------------------

     The securities entitled to vote at the Meeting consist of the Company's common stock, par value $1.00 per share (the "Common Stock"). Stockholders of record as of the close of business on March 10, 1999 (the "Record Date") are entitled to one vote for each share of Common Stock then held. As of the Record Date, the Company had 3,050,996 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Meeting.

     Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by persons owning in excess of 5% of the Common Stock, by each of the executive officers named in the Summary Compensation Table on page 7, and by all executive officers and directors of the Company as a group. Management knows of no person, except as listed below, who owned more than 5% of the Company's outstanding shares of the Common Stock as of the Record Date.

                                   Amount and       Percent of
                                   Nature of        Shares of
Name and Address                   Beneficial       Common Stock
of Beneficial Owner                Ownership (1)    Outstanding
--------------------              -------------    -------------
Frederick Willetts, III
201 Market Street
Wilmington, North Carolina 28401     259,190  (2)      8.50%

O.C. Burrell, Jr.
201 Market Street
Wilmington, North Carolina 28401      23,334  (3)       .76%

Edward E. Maready
201 Market Street
Wilmington, North Carolina 28401      44,953  (4)      1.47%

All executive officers and
 directors as a group (12 persons)   551,419  (5)     18.09%

________________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through an employee benefit plan of the Company; stock subject to options exercisable within 60 days; and stock owned by businesses in which the officer or director is an officer or major stockholder, or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares such officer or director effectively exercises sole or shared voting and/or investment power, unless otherwise indicated.
(2) Includes 71,414 shares which Mr. Willetts has the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan and 12,386 shares allocated to Mr. Willetts' account under the Cooperative Bank for Savings, Inc., SSB Employee Stock Ownership - 401(k) Savings Plan (the "KSOP"). Also includes shares of Common Stock owned by Mr. Willetts' spouse and minor children. Includes 129,770 shares in the estate of Frederick Willetts, Jr. of which he is co-executor and trustee.
(3) Includes 14,204 shares which Mr. Burrell has the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan and 5,160 shares allocated to Mr. Burrell's account under the KSOP.
(4) Includes 30,744 shares which Mr. Maready has the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan and 8,317 shares allocated to Mr. Maready's account under the KSOP.
(5) Includes 203,786 shares which officers and directors as a group have the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan and 38,711 shares allocated to executive officers under the KSOP. Shares held by the KSOP have been counted only once in the computation of ownership by all officers and directors as a group.


----------------------------------------------------------------
                PROPOSAL I -- ELECTION OF DIRECTORS
----------------------------------------------------------------

    The Company's Board of Directors is currently composed of eight members. Pursuant to the Company's Articles of Incorporation, the Board of Directors is divided into three classes which shall be as nearly equal in number as possible. The terms of only one class of directors expires at each annual meeting. The Company's Articles of Incorporation generally provide that directors are to be elected for terms of three years and until their successors are elected and qualified.

    Three directors will be elected at the Meeting to serve for a three-year period, and until their respective successors have been elected and qualified. The Board of Directors has nominated to serve as directors Paul G. Burton, H. Thompson King, III and R. Allen Rippy for three year terms. Each of these nominees is currently a member of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies which have not been revoked will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    Under the Company's Bylaws, directors shall be elected by a majority of those votes cast by stockholders at the Meeting. Votes which are not cast at the Meeting, either because of abstentions or broker non-votes, are not considered in determining the number of votes which have been cast for or against the election of a nominee.

    The following table sets forth the names of the Board of Directors' nominees for election as directors and of those directors who will continue to serve as such after the Meeting. Also set forth is certain other information with respect to each person's age, the year he first became a director of Cooperative Bank, the expiration of his term as a director, and the number and percentage of shares of the Common Stock beneficially owned. With the exception of Mr. Rippy, who was appointed in 1997, all of the individuals were initially appointed as directors of the Company in connection with the Company's incorporation in April 1994.

                                                                Shares of
                                 Year First                    Common Stock
                     Age at      Elected as        Current     Beneficially
                  December 31,   Director of        Term         Owned at         Percent
Name                  1998     Cooperative Bank   to Expire  February 9, 1999(1)  of Class
----              ------------ ----------------   ---------  -------------------  --------

                               BOARD NOMINEES FOR TERM TO EXPIRE IN 2002

Paul G. Burton           63          1992            1999       11,480  (2)         .37%
H. Thompson King, III    56          1990            1999       13,118  (2)         .43%
R. Allen Rippy           47          1997            1999       10,524  (2)         .34%

                                  DIRECTORS CONTINUING IN OFFICE

Frederick Willetts, III  49          1976            2000      259,190  (3)        8.50%
F. Peter Fensel, Jr.     49          1990            2000       14,248  (2)         .46%
William H. Wagoner       71          1968            2000        8,546  (2)         .28%
James D. Hundley, M.D.   57          1990            2001       29,914  (2)         .98%
O. Richard Wright, Jr.   54          1992            2001       53,048  (2)        1.74%


                 (Footnotes on following page)


_______________
(1) Includes stock held in joint tenancy; stock owned as tenants in common; stock owned or held by a spouse or other member of the individual's household; stock allocated through an employee benefit plan of the Company; stock subject to options exercisable within 60 days; and stock owned by businesses in which the director is an officer or major stockholder, or as a custodian or trustee, or by spouses as a custodian or trustee, over which shares the director effectively exercises sole or shared voting and/or investment power, unless otherwise indicated.
(2) Includes 1,824, 3,424, 4,924, 4,424, 5,424, 3,924 and 5,736
    shares which Messrs. Hundley, Wright, Burton, King, Rippy, Fensel and Wagoner have the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan.
(3) Includes 71,414 shares which Mr. Willetts has the right to purchase pursuant to the exercise of stock options under the 1990 Option Plan and 12,386 shares allocated to Mr. Willetts' account under the KSOP. Also includes shares of Common
    Stock owned by Mr. Willetts' spouse and minor children. Includes 129,770 shares in the estate of Frederick Willetts, Jr., of which he is co-executor and trustee.

    The principal occupation of each director of the Company for the last five years is set forth below.

    PAUL G. BURTON is President of Burton Steel Company of Wilmington, North Carolina. He is a native of Wilmington and a graduate of North Carolina State University. Mr. Burton is active in the National Society of Professional Engineers and is a Director of the Wilmington Industrial Development Commission. He is a past President of the North Carolina Azalea Festival. He has served on the Governor's Board for Travel and Tourism, the Mayor's Task Force on Economic Development and the North Carolina Ports Railway Commission.

    F. PETER FENSEL, JR. is President of F. P. Fensel Supply Company in Wilmington, North Carolina. He has served as President of the North Carolina Azalea Festival, the Cape Fear Sertoma Club, Wilmington Industrial Development and the Brigade Boys Club. He was Vice President of the Greater Wilmington Chamber of Commerce and has served as a board member of Plantation Village and the Cape Fear Area United Way. He currently serves as a board member of the Historic Wilmington Foundation and the Foundation of the University of North Carolina at Wilmington.

    JAMES D. HUNDLEY, M.D. is the President of the Wilmington Orthopaedic Group, P.A.; past President of the North Carolina Orthopaedic Association, the New Hanover-Pender Medical Society, the Cape Fear Academy Board of Trustees, and the Wilmington Rotary Club; past Chief of Staff of the New Hanover Regional Medical Center; past chairman of the New Hanover Public Library Advisory Board; and was Athletic Team Physician for the University of North Carolina at Wilmington for over twenty years. He is the director of the Rotary/Orthopaedic Crippled Children's Clinic and a member of the National Board for Certification of Orthopaedic Physicians' Assistants. He is President of the UNC Medical Alumni Association; Clinical Assistant Professor in the Department of Surgery at UNC Hospitals in Chapel Hill, and adjunct professor at UNC-Wilmington. Dr. Hundley is a member of the Governor's Osteoporosis Task Force and was listed in the BEST DOCTORS IN AMERICA, SOUTHEAST REGION (1996-1997 and 1998-1999).

    H. THOMPSON KING, III was named President of Hanover Iron Works, Inc. in 1982. He joined the firm in 1973, representing a fourth generation succession of the founders of the company. He holds an undergraduate degree in Economics from North Carolina State University and a Masters Business Administration degree from the University of North Carolina at Chapel Hill. Hanover Iron Works, Inc. specializes in metal fabrication, roofing, heating and air conditioning. Mr. King is a native of Wilmington, North Carolina. He is a member of the Wilmington Rotary Club. He has served as President of Carolina Roofing and Sheet Metal Contractors Association, the New Hanover County Airport Authority and was Vice President of the Wilmington Chamber of Commerce.

    R. ALLEN RIPPY is Vice President of Rippy Cadillac Oldsmobile, Inc. He joined the family business in 1973 after graduating from the University of North Carolina at Chapel Hill. Mr. Rippy is a native of Wilmington. He has served on the Board of the North Carolina Automobile Dealers Association for six years, the Wilmington YMCA and the Cape Fear Academy. He has been very active with many charitable organizations in the Wilmington area through his business' "Caring and Sharing" Program which he founded. He has for many years been extremely active with the youth programs of his church.

    WILLIAM H. WAGONER was the Chancellor of the University of North Carolina at Wilmington from 1969 to 1990. Dr. Wagoner was past Chairman of the Board of Directors of the Area Health Education Center and is Trustee Emeritus of the Board of Trustees of Cape Fear Memorial Hospital. He was named Chancellor Emeritus by the University of North Carolina Board of Governors at his retirement.

    FREDERICK WILLETTS, III has been employed by the Bank since 1972 and has served as the Chief Executive Officer and President since June 1, 1991. He was named to the additional position of Chairman of the Board during 1998. Mr. Willetts currently serves as Chairman of the North Carolina Bankers Association and is on the Board of Directors of America's Community Bankers. He has served on the Thrift Institutions Advisory Council to the Federal Reserve Board, as President of the Southeastern Conference of the U.S. Savings and Loan League, the Greater Wilmington Chamber of Commerce, the Foundation of the Episcopal Diocese of East Carolina and Vice Chairman of the Foundation of the University of North Carolina at Wilmington. He also currently serves as President of Wilmington Industrial Development (Committee of 100) and is on the Vestry of St. James Church. Mr. Willetts was the recipient of the New Hanover Distinguished Service Award in 1987, the "Five Outstanding Young North Carolinians" Award in 1988, the Glen Troop Award for outstanding public service to the thrift industry in 1990 and the Wilmington Good Citizenship Award in 1994.

    O. RICHARD WRIGHT, JR. is the senior partner in the law firm of McGougan, Wright, Worley & Harper, established in Tabor City, North Carolina in 1932, and has been associated with the firm since 1971. Mr. Wright is the owner of Flat Bay Farms and is co-owner of residential and commercial rental property firms known as WSIC and FBIC. He and his wife, Jenny McKinnon Wright, also own the River Inn located at 314 South Front Street in Wilmington. Mr. Wright served in the North Carolina House of Representatives for seven terms during the years 1974 to 1988. He serves on the Board of Directors of a number of civic and community organizations including the Tabor City Committee of 100, the Southeastern Community College Foundation, the Lewis A. Sikes Foundation, the Olive Battle Wright Scholarship Foundation, the Columbus County Committee of 100, the North Carolina Retail Merchants Association, the University of North Carolina General Alumni Association and the Cape Fear Council Boy Scouts of America. Mr. Wright has just served his term as President of the Law Alumni Association of the University of North Carolina at Chapel Hill. He has just been elected as President of the Tabor City Civitan Club, as President of the Southeastern Genealogical Society and Vice-President of the Southeastern Community College Foundation.

----------------------------------------------------------------
        MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
----------------------------------------------------------------

    The Board of Directors of the Company conducts business through meetings of the Board and of its committees. During the fiscal year ended December 31, 1998, the Board of Directors held 13 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committee meetings on which such Board member served during this period.

    The Company's Audit Committee consists of Directors Rippy, King and Fensel. This committee meets periodically on call by the Internal Auditor for the purpose of reviewing the activities and findings of the Internal Audit Department. The Audit Committee met three times during the fiscal year ended December 31, 1998.

    The Personnel Committee, composed of Directors Wagoner, Hundley, Wright and Burton, meets periodically for the purpose of reviewing compensation of all employees and officers and met three times during the fiscal year ended December 31, 1998 for this purpose.

    The full Board of Directors selects nominees for election as directors. The Company does not have a standing nominating committee.



----------------------------------------------------------------
                    EXECUTIVE COMPENSATION
----------------------------------------------------------------

BOARD PERSONNEL COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    GENERAL. The function of administering the Company's executive compensation policies is currently performed by the Personnel Committee of the Board of Directors of Cooperative Bank (the "Committee"), which is composed entirely of outside directors. The Committee is responsible for developing and making recommendations to the Board concerning compensation paid to the Chief Executive Officer and each of the other executive officers, and for administering all aspects of the Company's executive compensation program, including employee benefit plans.

    The Committee makes its recommendations to the Board concerning executive compensation on the basis of its annual review and evaluation of the Company and Cooperative Bank's corporate performance and the compensation of its executive officers as compared with other companies similar in size and market capitalization.

    EXECUTIVE COMPENSATION PROGRAM. The Company's executive compensation program, which was developed with the objective of attracting and retaining highly qualified and motivated executives, and recognizing and rewarding outstanding performance, has the following components: (i) base salaries (subject to the terms of existing employment agreements), (ii) stock options, and (iii) miscellaneous other fringe benefits.

    Base salary increases are determined on the basis of a combination of cost of living and individual and corporate performance. During the year ended December 31, 1998, base salaries of executive officers were determined by a review of peer group compensation. The compensation survey results of the Savings and Community Bankers of America, survey results of the North Carolina Community Bankers Association and SNL Securities Executive Compensation Review were compared to salaries of the Company's executive officers. Peer groups were compared to the Company by asset range and geographic region. By comparison, salaries for the Bank's executive officers were on the low to average end of the range for comparable peer groups.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The base salary of the Chief Executive Officer is established by the terms of the employment agreement entered into between Mr. Willetts and Cooperative Bank in 1991 (see "Employment and Severance Agreements" below). The Chief Executive Officer's base salary under the agreement was determined on the basis of the Committee's review and evaluation of the compensation of chief executives of other thrift companies similar in size and market capitalization to Cooperative Bank. The chief executive officer's salary is compared to the same survey results as those of the other executive officers. The geographic regions used for the surveys were North Carolina financial institutions and the South Atlantic states financial institutions. The survey asset range used by the Savings and Community Bankers of America was $300 to $500 million and the asset range used by the North Carolina Bankers Association was $200,000,000 - above. The asset range for the SNL Securities Executive Compensation Review was $250,000,000 to $500,000,000 with 81 institutions reporting and 10 reporting from the Southeast region. The number of institutions reporting data for the Savings and Community Bankers survey in the $300 to $500 million asset group was 55 and the number reporting for the South Atlantic region was 57 The number of institutions reporting for the North Carolina Community Bankers Association by assets in excess of $200 million was 14.

                   PERSONNEL COMMITTEE OF THE BOARD OF DIRECTORS

                   Paul G. Burton
                   James D. Hundley, M.D.
                   William H. Wagoner
                   O. Richard Wright, Jr.

    SUMMARY COMPENSATION TABLE. The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer and the Chief Operating Officer. Except as set forth below, no other executive officer received salary and bonuses in excess of $100,000 during the year ended December 31, 1998.


                                                      Long-Term Compensation
                                                             Awards
                                 Annual Compensation  ---------------------
Name and Principal               -------------------       Securities          All Other
     Position            Year    Salary        Bonus    Underlying Options   Compensation
------------------       ----    ------        -----  ---------------------  ------------

Frederick Willetts, III  1998   $180,000     $ 20,000          --             $20,200  (1)
  Chairman, President    1997    180,000       20,000          --              13,200  (1)
  and Chief Executive    1996    180,000           --          --              13,200  (1)
  Officer

O.C. Burrell, Jr.        1998    110,000       15,000          --
  Chief Operating        1997     97,333           --       4,204                  --
  Officer                1996     84,500           --          --                  --

Edward E. Maready        1998    102,000           --          --                  --
  Sr. Vice President     1997     90,000           --          --                  --
  Treasurer              1996     81,000           --          --                  --

___________
(1) Represents directors' fees.

     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND YEAR-END VALUE TABLE. The following table sets forth information concerning the value of options held by Messrs. Willetts, III, Burrell, Jr. and Maready as of December 31, 1998. Neither individual exercised stock options during fiscal year 1998.

                                Number of Securities              Value of Unexercised
                                 Underlying Options               In-the-Money Options
                                 at Fiscal Year-End                at Fiscal Year-End
    Name                   (All Immediately Exercisable)  (All Immediately Exercisable)(1)
    ----                   -----------------------------  --------------------------------
  Frederick Willetts, III            71,414                        $  721,282
  O.C. Burrell, Jr.                  14,204                            11,964
  Edward E. Maready                  30,774                           310,817

___________
(1) Difference between fair market value of underlying Common Stock at fiscal year-end
    ($11.875 per share) and the exercise price, as adjusted.

    PENSION PLAN. The following table shows the estimated annual benefits payable under the Pension Plan (ten year certain and life) based on an employee's years of service and compensation, as calculated under the plan. Under the Internal Revenue Code of 1986, as amended (the "Code"), benefits under the plan are currently limited to $120,000 per year. Alternatively, the Pension Plan provides that payment of benefits may be made in the form of a lump sum payment equal to the present value of such benefits.

                                    Years of Service
               ---------------------------------------------------------------
Remuneration    5         10         15        20       25       30      35
------------   ----    --------   --------   --------  ------- ------- -------

 $  10,000   $ 3,800  $ 4,200    $ 4,500   $ 4,900   $ 5,300  $ 5,700  $ 6,100
    30,000    11,600   13,000     14,300    15,700    17,100   18,500   19,900
    60,000    23,300   26,200     29,000    31,900    34,800   37,700   40,600
    90,000    35,000   39,400     43,700    48,100    52,500   56,900   61,300
   120,000    46,700   52,600     58,400    64,300    70,200   76,100   82,000
   150,000    58,400   65,800     73,100    80,500    87,900   95,300  102,700
   160,000    62,300   70,200     78,000    85,900    93,800  101,700  109,600
   170,000    66,200   74,600     82,900    91,300    99,700  108,100  116,500
   200,000    77,900   87,800     97,600   107,500   117,400  127,300  137,200
   230,000    89,600  101,000    112,300   123,700   135,100  146,500  157,900


    As of December 31, 1998, Messrs. Willetts, III, Burrell,
Jr., and Maready had twenty-six, six, and twenty-one years, respectively, of service under the Pension Plan.

    EMPLOYMENT AND SEVERANCE AGREEMENTS. Cooperative Bank maintains an employment agreement with Frederick Willetts, III, Chairman, President and Chief Executive Officer. The agreement has a term of five years, and provides for a current annual base salary of $180,000. The employment agreement provides for a salary review by the Board of Directors not less often than annually with increases to be made in the Board's sole discretion, and also provides for inclusion in any customary fringe benefits and vacation and sick leave. The agreement is terminable upon death, and is terminable by Cooperative Bank for "just cause" as defined in the agreement. If Cooperative Bank terminates Mr. Willetts' employment without just cause, he will be entitled to a continuation of his salary and other benefits from the date of termination through the remaining term of the agreement. Mr. Willetts is able to terminate his agreement by providing written notice to the Board of Directors.

    Mr. Willetts' employment agreement contains a provision stating that in the event of the voluntary or involuntary termination of employment in connection with, or within one year after, any change in control of the Company or Cooperative Bank, Mr. Willetts will be paid a sum equal to 2.99 times the average annual compensation he received during the five taxable years immediately prior to the date of change in control. "Control" generally refers to the ownership, holding or power to vote more than 25% of the Company's or Cooperative Bank's voting stock, the control of the election of a majority of directors or the exercise of a controlling influence over the management or policies of the Company or Cooperative Bank by any person or group.

    The Bank also maintains severance agreements with O.C. Burrell, Jr., Chief Operating Officer of the Bank and Edward E. Maready, Senior Vice President and Treasurer of the Bank. Each agreement provides that in the event of the involuntary termination of the respective officer's employment with the Bank in connection with, or within one year after, any change in control of the Bank, he shall be paid an amount equal to, in the case of Mr. Burrell, 2.99 times the total cash compensation paid to him during the 12 month period preceding such termination and in the case of Mr. Maready, one times the total cash compensation paid to him during the 12 month period preceding such termination, but in no event more than the product of 2.99 and the average annual compensation he received during the five taxable years immediately prior to the change in control. "Control" is defined in the same way as under Mr. Willetts'
employment agreement.   Each officer may also be entitled to
receive the foregoing termination payment in the event of his voluntary termination of employment in connection with a change of control under the following circumstances:


(1) if he would be required to relocate outside the metropolitan area of Wilmington, North Carolina, (2) if in the organizational structure of the Bank he would be required to report to persons other than the President (or the Executive Vice President in the case of Mr. Maready), (3) if the Bank fails to maintain employee benefit plans at pre-change in control levels, (4) if the officer would be assigned duties and responsibilities other than those normally associated with his position as, in the instance of Mr. Burrell, Executive Vice President and Chief Operating Officer and, in the instance of Mr. Maready, Senior Vice President, Treasurer and Controller, and (5) if the officer's responsibilities or authority have in any way been diminished.

    The aggregate payment to Messrs. Willetts, Burrell and Maready, assuming the termination of employment or other triggering events under the foregoing circumstances at December
31, 1998, would be approximately $530,725, $328,900 and
$102,000, respectively.

    The provisions of these agreements may have the effect of discouraging a future takeover attempt in which stockholders of the Company otherwise might receive a premium for their shares over then-current market prices.

----------------------------------------------------------------
                     DIRECTORS' COMPENSATION
----------------------------------------------------------------

    Members of the Board of Directors and committees of the Board of Directors receive $1,100 per month. No additional fees are paid for committee membership or meetings. The Chairman of the Board receives an additional fee of $1,000 per month. Directors are also eligible to receive stock options under the 1990 Option Plan and the 1998 Stock Option and Incentive Plan. Each non-employee director who joins the Board of Directors receives options to purchase 2.50% of the shares of Common Stock reserved for issuance under the 1990 Option Plan at an exercise price equal to the fair market value of the Common Stock on the date of grant.

----------------------------------------------------------------
               COMPARATIVE STOCK PERFORMANCE GRAPH
----------------------------------------------------------------

    The graph and table which follow show the cumulative total return on the Common Stock of the Company (and its predecessor, Cooperative Bank) for the five years ended December 31, 1998, compared with the cumulative total return of the NASDAQ Stock Market Index for U.S. Companies and the NASDAQ Bank Stocks Index over the same period. Cumulative total return on the stock or the index equals the total increase in value since January 1, 1994 assuming reinvestment of all dividends paid into the stock or the index, respectively.

       COMPARISON OF FIVE YEAR CUMULATIVE TOTAL SHAREHOLDER
            RETURN FOR THE COMPANY AND SELECTED INDICES



    [Line graph appears here depicting the cumulative total shareholder return of $100 invested in the Common Stock as compared to $100 invested in all companies whose equity securities are traded on the NASDAQ Stock Market and banking companies traded on the NASDAQ market. Line graph plots the cumulative total return from March 1994 to December 1998. Plot points are provided below.]


                               3/94   12/94   12/95   12/96   12/97   12/98
                               --------------------------------------------
The Company                    100      97    137     135     327     158
NASDAQ Stock Market Index      100     102    144     177     218     306
NASDAQ Bank Stocks Index       100     101    150     198     332     329


                 Source:  Research Data Group, Inc.

----------------------------------------------------------------
                   TRANSACTIONS WITH MANAGEMENT
----------------------------------------------------------------

    All of the Company's loans to directors and executive officers are currently made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and do not involve more than the normal risk of collectibility or contain other unfavorable features.

----------------------------------------------------------------
     SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
----------------------------------------------------------------

    Pursuant to regulations promulgated under the 1934 Act, the Company's officers, directors and persons who own more than ten percent of the outstanding Common Stock are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based solely on its review of the copies of such reports received during or with respect to the fiscal year ended December 31, 1998, the Company believes that during the year ended December 31, 1998, all of its officers, directors and stockholders owning in excess of ten percent of the Company's outstanding Common Stock have complied with the reporting requirements.

----------------------------------------------------------------
            RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS
----------------------------------------------------------------

    Coopers & Lybrand L.L.P. served as the Company's independent certified public accountants for the fiscal year ended December 31, 1998. A representative of PriceWaterhouseCoopers L.L.P. is expected to be present at the Meeting to respond to appropriate questions and to make a statement, if so desired.

----------------------------------------------------------------
                          OTHER MATTERS
----------------------------------------------------------------

    The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

----------------------------------------------------------------
                          MISCELLANEOUS
----------------------------------------------------------------

    The cost of soliciting proxies will be borne by the Company. In addition to the solicitation of proxies by mail, Morrow & Co., a proxy soliciting firm, will assist the Company in soliciting proxies for the meeting and will be paid a fee of approximately $3,500, plus reimbursement for out-of-pocket expenses. Proxies may also be solicited personally or by telephone or telegraph by directors, officers and regular employees of the Company and the Bank, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

    The Company's Annual Report to Stockholders for the year ended December 31, 1998, including financial statements, is being mailed to all stockholders of record as of the close of business on March 10, 1999. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

----------------------------------------------------------------
                      STOCKHOLDER PROPOSALS
----------------------------------------------------------------

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 201 Market Street, Wilmington, North Carolina 28401, no later than November 22, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the 1934 Act.

    Stockholder proposals to be considered at the Annual
Meeting, other than those submitted pursuant to the Exchange
Act, must be stated in writing and filed with the Secretary of the Company, not less than twenty days prior to the date of the Annual Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Daniel W. Eller

                              Daniel W. Eller
                              Secretary

Wilmington, North Carolina
March 22, 1999

----------------------------------------------------------------
                    ANNUAL REPORT ON FORM 10-K
----------------------------------------------------------------

       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, COOPERATIVE BANKSHARES, INC., 201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401.

                         REVOCABLE PROXY
                   COOPERATIVE BANKSHARES, INC.
                    WILMINGTON, NORTH CAROLINA

----------------------------------------------------------------
                  ANNUAL MEETING OF STOCKHOLDERS
                          APRIL 30, 1999
----------------------------------------------------------------

    The undersigned hereby appoints F. Peter Fensel, James D. Hundley and O. Richard Wright, Jr. of Cooperative Bankshares, Inc. (the "Company") with full powers of substitution, to act as proxies for the undersigned to vote all shares of the Company's common stock, $1.00 par value, which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at The Howard Johnson Plaza Hotel, 5032 Market Street, Wilmington, North Carolina, on Friday, April 30, 1999 at 11:00 a.m., and at any and all adjournments thereof, as follows:


                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
1.    The election as directors of the
      nominees listed below (except as
      marked to the contrary below).       [   ]         [   ]

      Paul G. Burton
      H. Thompson King, III
      R. Allen Rippy

      INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL
      NOMINEE, INSERT THAT NOMINEE'S NAME ON THE LINE PROVIDED
      BELOW.

      ----------------
      The Board of Directors recommends a vote "FOR" nominees listed above.

________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY SHALL BE VOTED FOR EACH OF THE NOMINEES LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY AS DETERMINED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE 1998 ANNUAL MEETING.
________________________________________________________________

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of the Notice of Annual Meeting, the Proxy Statement, and the Company's Annual Report to Stock-holders for the Fiscal Year Ended December 31, 1998. The undersigned hereby revokes any and all proxies heretofore given with respect to the undersigned's shares of the Company's Common Stock.


Dated:  ______________________, 1999



__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER

Please sign exactly as your name appears on the envelope in which this card was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
If shares are held jointly, each holder should sign.




PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.